Exhibit 10.2

Additional Facility Accession Deed (Term Facility), dated May 20, 2011, among Deutsche Bank AG, London Branch as Facility Agent, the Additional Facility Lenders, Virgin Media Investment Holdings Limited, the Obligor’s Agent, and the Original Borrowers.

To:                              Deutsche Bank AG, London Branch as Facility Agent
The Additional Facility Lenders

20 May 2011

Dear Sirs

Additional Facility Accession Deed (Term Facility)

This Deed is dated 20 May 2011 and relates to:

(a)                               the facilities agreement dated 16 March 2010 as amended and restated on 26th March 2010 and 15th February 2011 (the “Facilities Agreement”) whereby certain facilities were made available to the Borrowers under the guarantee of the Guarantors, by a group of banks and other financial institutions on whose behalf Deutsche Bank AG, London Branch acts as Facility Agent in connection therewith;

(b)                              the HYD Intercreditor Agreement;

(c)                               the Group Intercreditor Agreement; and

(d)                              the Security Trust Agreement.

1.                                    Terms defined in the Facilities Agreement shall have the same meaning in this Additional Facility Accession Deed.

2.                                    We refer to Clause 2.6 (Additional Facility) of the Facilities Agreement.

3.                                    Unless otherwise indicated herein, the terms of this Additional Facility Accession Deed shall be consistent in all material respects with the terms of the Facilities Agreement including, without limitation, with respect to interest period, tax gross-up provisions and indemnity provisions, representations and warranties, utilisation mechanics, cancellation and prepayment (including the treatment of this Additional Facility Accession Deed under the prepayment waterfall), fees, costs and expenses, transfers, voting, amendments and waivers, financial and non-financial covenants and events of default.

4.                                    No Utilisation may be made of the Additional Facility made available pursuant to this Additional Facility Accession Deed, if, at the time of such Utilisation, an Event of Default is continuing or would result from such Utilisation.

5.                                    The obligations of the Additional Facility Lenders to make the Additional Facility available shall be conditional upon the Facility Agent having confirmed to the Company that it has received (or has waived in accordance with the Facilities Agreement, the requirement to receive) the documents listed in Appendix 3 (Conditions Precedent to Additional Facility Utilisation) and that each is satisfactory, in form and substance, to the

Facility Agent, acting reasonably.  The Facility Agent shall notify the Company and the Additional Facility Lenders promptly upon being so satisfied.

6.                                    Each Additional Facility Lender agrees to become a party to and be bound by the terms of the Facilities Agreement as an Additional Facility Lender in accordance with Clause 2.6 (Additional Facility).

7.                                    This Additional Facility is made as a term loan facility.

8.                                    The aggregate principal amount of the Additional Facility being made available under this Additional Facility Accession Deed is £750,000,000.

9.                                    The Additional Facility to be made available under this Additional Facility Accession Deed shall notionally be divided into two notional sub-facilities, “Additional Facility 1” and “Additional Facility 2” (which together are referred to as the Additional Facility, and constitute a single Additional Facility for the purposes of the Facilities Agreement).

10.                              Each Additional Facility Lender’s Commitment under this Additional Facility is as set forth in Appendix 1 hereto.

11.                              Interest on the Additional Facility will accrue and be payable in accordance with Clause 14 (Interest on Term Facility Advances) of the Facilities Agreement. The Additional Term Facility Margin is, subject to paragraph 12 below, 2.125% per annum.

12.                              The provisions of Clause 14.6 (Margin Ratchet for A Facility Advances, A1 Facility Advances and A2 Facility Advances) shall apply to the Additional Facility with the following amendments:

(a)                the words “not less than 6 months after the Original Execution Date” in the first line of 14.6(a) shall be read as “on or after 31 December 2011”;

(b)               each reference to “the A Facility Margin, the A1 Facility Margin and the A2 Facility Margin” includes a reference to the Additional Term Facility Margin;

(c)                each reference to “A Facility Advances, A1 Facility Advances and A2 Facility Advances includes a reference to Additional Facility Advances; and

(d)               the table set out in 14.6(a) shall be replaced by the following table:

Leverage Ratio		Margin
Greater than	3.50:1.00	2.125%
Equal to or less than	3.50:1.00 but greater than 3.25:1.00	1.875%
Equal to or less than	3.25:1.00	1.625%

13.                              The Final Maturity Date in respect of the Additional Facility is 30 June 2015. The Additional Facility shall be repaid as a bullet payment on the Final Maturity Date.

14.                              Use of proceeds: The Additional Facility shall be applied towards (i) financing the prepayment in full of all amounts outstanding under the A1 Facility, the A2 Facility, and the B1 Facility and (ii) to the extent any amounts remain after application in accordance with paragraph (i), for the purposes specified in clause 2.4 (Purpose) of the Facilities Agreement.

15.                              The Additional Facility Commencement Date is expected to be 27 May 2011.

Fees

16.                              The fees in relation to this Additional Facility shall be as set out in fee letter dated today’s date between the Company and the Facility Agent.

Facility Roll

17.                              Each Additional Facility Lender except for HSBC Bank plc agrees that with effect from the date of Utilisation of the Additional Facility:

(a)                such Lender’s participation in any Outstandings under the A1 Facility or the A2 Facility or the B1 Facility shall be treated as being outstanding under the notional Additional Facility 1, and no longer outstanding under the A1 Facility, the A2 Facility, or the B1 Facility;

(b)               such Lender’s A1 Facility Commitment, A2 Facility Commitment and B1 Facility Commitment shall be reduced to zero;

(c)                no further utilisation of the notional Additional Facility 1 may be made under the Facilities Agreement or this Deed.

18.                              If by operation of paragraph 17 above any participation of an Additional Facility Lender in Outstandings or any part of such Outstandings (in either case, the “Rolling Outstanding Amount”) under one Facility (the “First Facility”) becomes a participation of such Additional Facility Lender in Outstandings under the Additional Facility (the “Second Facility”) on a day other than the last day of the Interest Period in relation to the Rolling Outstanding Amount under the First Facility (the “Current Interest Period”), notwithstanding any other provision of this Additional Facility Accession Deed of the Facilities Agreement:

(a)                            the first Interest Period for such Rolling Outstanding Amount under the Second Facility shall have a duration equal to the unexpired portion of the Current Interest Period;

(b)                           EURIBOR or LIBOR (as applicable to such Rolling Outstanding Amount) for purposes of determining the rate of interest payable relating to the Additional Facility on such Rolling Outstanding Amount for such first Interest Period shall be the rate thereof which would have applied if the Rolling Outstanding Amount had remained outstanding under the First Facility for the remainder of the Current Interest Period; and

(c)                         all interest and any other amounts accrued but unpaid under the Relevant Finance Documents on the Rolling Outstanding Amount on or before the date of Utilisation of the Additional Facility under the First Facility, shall be due and payable on the last day of the Current Interest Period.

Netting

19.                              The Additional Facility Lenders and Facility Agent acknowledge that the Borrowers intend to issue to the Facility Agent:

(a)                            a Utilisation Request pursuant to and in accordance with Clause 4.1(a) of the Facilities Agreement for the full amount of the Additional Facility Commitments; and

(b)                           a notice of voluntary prepayment pursuant to and in accordance with Clause 11.1 (Voluntary Prepayment) of the Facilities Agreement relating to all Outstandings under the A1 Facility, the A2 Facility and the B1 Facility.

20.                              Each Borrower and Additional Facility Lender agrees that on the date of Utilisation of the Additional Facility (i) all of the Outstandings under the A1 Facility, the A2 Facility and the B1 Facility shall, in accordance with paragraph 17 above, be deemed to roll into the Additional Facility 1 and the obligations of each Additional Facility Lender to make an Additional Facility Advance in an amount equal to its Commitment under the notional Additional Facility 1 shall be deemed to have been performed and satisfied accordingly; and (ii) each Additional Facility Lenders shall (subject to the terms and conditions hereof) make an Advance in an amount equal to the notional Additional Facility 2, but (iii) the Additional Facility Lenders will not receive any cash amount in connection with the prepayment referred to in paragraph 19(b) above, nor (iv) be required to provide additional cash advances corresponding to the notional Additional Facility 1 amount.

21.                              The Company confirms that all requirements of paragraph (a) of Clause 2.6 (Additional Facility) are fulfilled as of the date of this Additional Facility Accession Deed.

22.                              Each Additional Facility Lender confirms to each other Relevant Finance Party that:

(a)                it has made its own independent investigation and assessment of the financial condition and affairs of each Obligor and such Obligor’s related entities in connection with its participation in the Additional Facility being made available pursuant to this Additional Facility Accession Deed and has not relied on any information provided to it by any other Relevant Finance Party in connection with any Relevant Finance Document; and

(b)               it will continue to make its own independent appraisal of the creditworthiness of each Obligor and such Obligor’s related entities while any amount is or may be outstanding under the Facilities Agreement or any Additional Facility Commitment is in force.

23.                              Each Additional Facility Lender except for HSBC Bank plc is, as of the date of this Deed, an Original Lender under the Facilities Agreement. The Facility Office and address for notices of each such Additional Facility Lender for the purposes of Clause 41 (Notices and Delivery of Information) is as set out in the Facilities Agreement in its capacity as Original Lender.

24.                              The Facility Office and address for notices of HSBC Bank plc for the purposes of Clause 41 (Notices and Delivery of Information) is:

HSBC Bank plc
24th Floor
8 Canada Square
London E14 5HQ

Attention:	Process Manager, Loans Administration
Fax:	020 7992 4680

25.                              Each Additional Facility Lender represents to the Facility Agent and to the Company that it has the tax status set out opposite its name in Appendix 2.

26.                              HSBC Bank plc shall deliver to the Facility Agent as soon as practicable after the date hereof and in any case no later than the date falling five Business Days before the date upon which interest next falls due for payment after the date hereof, the following documents evidencing the tax status of HSBC Bank plc as a UK Bank Lender:

UK Bank Lender	(i) certificate of incorporation; and

(ii) copy of banking licence.

27.                              Each Additional Facility Lender (except for HSBC Bank plc) that is a UK Bank Lender or a UK Non-Bank Lender confirms to the Company and the Facility Agent, that it has previously provided the following documents evidencing the tax status of such Additional Facility Lender as indicated above, and that there have been no changes to the form of such documents relevant for these purposes:

UK Bank Lender	(i) certificate of incorporation; and

(ii) copy of banking licence.

UK Non- Bank Lender	(i) certificate of incorporation in the UK; or

(ii) other evidence that the relevant ss. 933-937 Income Tax Act 2007 conditions are met.

28.                              Each Additional Facility Lender (other than HSBC Bank plc) acknowledges that it is a party to the HYD Intercreditor Agreement and the Group Intercreditor Agreement as a Senior Finance Party and as a Senior Lender.

ACCESSION TO THE HYD INTERCREDITOR AGREEMENT

HSBC Bank plc hereby agrees with each other person who is or becomes party to the HYD Intercreditor Agreement in accordance with the terms thereof that with effect on and from the date hereof, it will be bound by the HYD Intercreditor Agreement as a Senior Finance Party and as a Senior Lender as if it had been an original party thereto in such capacity.

ACCESSION TO THE GROUP INTERCREDITOR AGREEMENT

HSBC Bank plc hereby agrees with each other person who is or becomes party to the Group Intercreditor Agreement in accordance with the terms thereof that with effect on and from the date hereof, it will be bound by the Group Intercreditor Agreement as a Senior Finance Party and as a Senior Lender as if it had been an original party thereto in such capacity.

This Deed, including all non-contractual obligations arising out of or in connection with it, shall be governed by, and construed in accordance with, English Law.

IN WITNESS WHEREOF this Deed has been executed as a deed by the parties hereto and is delivered on the date written above.

THE COMPANY

EXECUTED as a DEED	)
for and on behalf of	)
VIRGIN MEDIA INVESTMENT	)	/s/ Robert Gale
HOLDINGS LIMITED	)

In the presence of:

Witness’s signature:	/s/ Linda Lee

Name:	Linda Lee

Address:	Media House

Bartley Wood Business Park

Hook Hampshire RG27 9UP

THE OBLIGORS’ AGENT

EXECUTED as a DEED	)
for and on behalf of	)
VIRGIN MEDIA INVESTMENT	)	/s/ Robert Gale
HOLDINGS LIMITED	)

In the presence of:

Witness’s signature:	/s/ Linda Lee

Name:	Linda Lee

Address:	Media House

Bartley Wood Business Park

Hook Hampshire RG27 9UP

THE ORIGINAL BORROWERS

EXECUTED as a DEED	)
for and on behalf of	)
VIRGIN MEDIA INVESTMENT	)	/s/ Robert Gale
HOLDINGS LIMITED	)

In the presence of:

Witness’s signature:	/s/ Linda Lee

Name:	Linda Lee

Address:	Media House

Bartley Wood Business Park

Hook Hampshire RG27 9UP

EXECUTED as a DEED	)
for and on behalf of	)
VIRGIN MEDIA LIMITED	)
	)	/s/ Robert Gale

In the presence of:

Witness’s signature:	/s/ Linda Lee

Name:	Linda Lee

Address:	Media House

Bartley Wood Business Park

Hook Hampshire RG27 9UP

EXECUTED as a DEED	)
for and on behalf of	)
VIRGIN MEDIA WHOLESALE	)	/s/ Robert Gale
LIMITED	)

In the presence of:

Witness’s signature:	/s/ Linda Lee

Name:	Linda Lee

Address:	Media House

Bartley Wood Business Park

Hook Hampshire RG27 9UP

EXECUTED as a DEED	)
for and on behalf of	)
VMIH SUB LIMITED	)	/s/ Robert Gale
)

In the presence of:

Witness’s signature:	/s/ Linda Lee

Name:	Linda Lee

Address:	Media House

Bartley Wood Business Park

Hook Hampshire RG27 9UP

EXECUTED as a DEED	)
for and on behalf of	)
VIRGIN MEDIA SFA FINANCE	)	/s/ Robert Gale
LIMITED	)

In the presence of:

Witness’s signature:	/s/ Linda Lee

Name:	Linda Lee

Address:	Media House

Bartley Wood Business Park

Hook Hampshire RG27 9UP

THE FACILITY AGENT

EXECUTED as a DEED for and on behalf of

DEUTSCHE BANK AG, LONDON BRANCH

By:	/s/ Rajeev Thakeria	By:	/s/ Roisin McKenna

THE L/C BANK

EXECUTED as a DEED for and on behalf of

DEUTSCHE BANK AG, LONDON BRANCH

By:	/s/ Thomas Kirby	By:	/s/ David McDiarmid

	Thomas Kirby		David McDiarmid

	Vice President		Managing Director

THE ADDITIONAL FACILITY LENDERS

EXECUTED AS A DEED by	)
DEUTSCHE BANK AG, LONDON	)
BRANCH	)	/s/ Thomas Kirby
	)	Title: Vice President
acting by its authorised signatories	)
and	)
/s/ David McDiarmid
	)	Title: Managing Partner
acting under the authority of that	)
company	)

In the presence of :

/s/ Ilias Katsoulis

Name of witness:	Ilias Katsoulis
Address of witness:	1 Great Winchester Street, London EC2N 2EQ
Occupation of witness:	Vice President

EXECUTED AS A DEED by	)
BANK OF AMERICA, N.A.	)
acting by:	)

/s/ Braj Chandak

Name: Braj Chandak

Title: Vice President

In the presence of:

/s/ Anna Sofia Geib

Witness name:	Anna Sofia Geib
Witness address:	31B Inglewood Road
NW6 1QT
London
Witness occupation:	Credit Analyst

EXECUTED AS A DEED by	)
BNP PARIBAS LONDON BRANCH	)
acting by:	)

/s/ Louis Kenna	/s/ Jeffrey Krogh

Name: Louis Kenna	Name: Jeffrey Krogh

Title: Managing Director	Title: Director

In the presence of:

/s/ Nathan Harwood

Witness name:	Nathan Harwood
Witness address:	71E Drayton Park Road
London
N51 DH
Witness occupation:	Banking

EXECUTED AS A DEED for and on behalf of

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Stephen Tubb	By:	/s/ Arnaud Chupin

EXECUTED AS A DEED by

GOLDMAN SACHS INTERNATIONAL BANK

By:	/s/ Eugene Leouzon
Director

By:	/s/ Harry Maxwell-Hyslop
Company Secretary

EXECUTED AS A DEED by	)
HSBC BANK PLC	)
acting by:	)

/s/ John Haire

Name: John Haire

Title: Director

In the presence of:

/s/ Vicky West

Witness name:	Vicky West
Witness address:	HSBC Bank PLC
8 Canada Square
London
Witness occupation:	Solicitor

EXECUTED AS A DEED by	)
JP MORGAN CHASE BANK, N.A.	)
LONDON BRANCH	)
acting by:

/s/ Carlos Vazquez

Name: Carlos Vazquez

Title: Executive Director

In the presence of:

/s/ Ekta Fors

Witness name:	Ekta Fors
Witness address:	10 Aldermanbury
London
EC2V 7RF
Witness occupation:	Investment Banking

EXECUTED AS A DEED by	)
LLOYDS TSB BANK PLC	)
acting by:	)

/s/ Richard Price

Name: Richard Price

Title: Head of Telecoms

In the presence of:

/s/ Lyes Chebboot

Witness name:	Lyes Chebboot
Witness address:	10 Gresham Street
London
EC2V 7AE
Witness occupation:	Banker

EXECUTED AS A DEED by	)
THE ROYAL BANK OF SCOTLAND PLC	)
acting by:	)

/s/ Adrian Collins

Name: Adrian G. Collins

Title: Managing Director

In the presence of:

/s/ Simon Hamill

Witness name:	Simon Hamill
Witness address:	135 Bishopsgate
London
EC3M 3TP
Witness occupation:	Banker

EXECUTED AS A DEED by	)
UBS LIMITED	)
acting by:	)

/s/ Juergen Stein		/s/ Oliver Gaunt

Name: Juergen Stein		Name: Oliver Gaunt

Title: Managing Director		Title: Director

In the presence of:

/s/ Rudi Schembri-Galea

Witness name:	Rudi Schembri-Galea
Witness address:	2 Finsbury Avenue
London
EC2M 2PP
Witness occupation:	Associate Director

APPENDIX 1

ADDITIONAL FACILITY LENDERS AND COMMITMENTS

Lender	(Notional) Additional Facility 1 (£)	(Notional) Additional Facility 2 (£)	Additional Facility Commitment (£)
Deutsche Bank AG, London Branch	47,500,000	27,500,000	75,000,000
BNP Paribas London Branch	48,450,000	26,550,000	75,000,000
Bank of America, N.A.	47,500,000	27,500,000	75,000,000
Crédit Agricole Corporate and Investment Bank	47,500,000	27,500,000	75,000,000
Goldman Sachs International Bank	712,500	74,287,500	75,000,000
JPMorgan Chase Bank, N.A. London Branch	11,875,000	63,125,000	75,000,000
Lloyds TSB Bank plc	47,500,000	27,500,000	75,000,000
The Royal Bank of Scotland plc	47,500,000	27,500,000	75,000,000
UBS Limited	47,500,000	27,500,000	75,000,000
HSBC Bank plc	0	75,000,000	75,000,000
Total Commitments			750,000,000

APPENDIX 2

ADDITIONAL FACILITY LENDERS TAX STATUS

Lender	Tax Status
Deutsche Bank AG, London Branch	UK Bank Lender
BNP Paribas London Branch	UK Bank Lender
Bank of America, N.A.	UK Bank Lender
Crédit Agricole Corporate and Investment Bank	UK Bank Lender
Goldman Sachs International Bank	UK Bank Lender
JPMorgan Chase Bank, N.A. London Branch	UK Bank Lender
Lloyds TSB Bank plc	UK Bank Lender
The Royal Bank of Scotland plc	UK Bank Lender
UBS Limited	UK Bank Lender
HSBC Bank plc	UK Bank Lender

APPENDIX 3

CONDITIONS PRECEDENT TO ADDITIONAL FACILITY UTILISATION

1.                                       Corporate Documents

In relation to each Obligor and, if applicable, each general partner of any Obligor in respect of the Additional Facility:

(a)          a copy of its up-to-date constitutional documents or a certificate of an authorised officer of the Company confirming that such Borrower has not amended its constitutional documents in a manner which could reasonably be expected to be materially adverse to the interests of the Lenders since the date the Obligor’s Certificate in relation to such Obligor was last delivered to the Facility Agent.

(b)         a copy of a board resolution or a manager’s or partner’s resolution of such person approving the incurrence by such person of the indebtedness under the Additional Facility; and

(c)          a duly completed certificate of a duly authorised officer of such person in the form attached Appendix 4 (Form of Additional Facility Officer’s Certificate) with such amendments as the Facility Agent may agree.

2.                                       Fees

Evidence that the agreed fees payable by the Company in connection with the utilisation of the Additional Facility have been or will be paid.

3.                                       Designation

Duly executed copy of notices of the Company of:

(a)          designating the Additional Facility as New Senior Liabilities in accordance with Clause 12 (New Senior Liabilities) of the Group Intercreditor Agreement; and

(b)         designating the Additional Facility as Designated Senior Liabilities in accordance with Clause 8.2 (Designated Senior Liabilities) of the HYD Intercreditor Agreement.

4.                                       Legal Opinion

An opinion of: Latham & Watkins (London) LLP, legal advisers to the Facility Agent and the Mandated Lead Arrangers on matters of English law.

5.                                       Prepayment Notices

Irrevocable prepayment notices in respect of the Facilities made available to the Borrowers under Clause 2.1(a) and (b) of the Facilities Agreement.

APPENDIX 4

FORM OF ADDITIONAL FACILITY OFFICER’S CERTIFICATE

To:             Deutsche Bank AG, London Branch as Facility Agent

We refer to the facilities agreement dated 16 March 2010 (as from time to time amended, varied, novated or supplemented, the “Facilities Agreement”) and made between, inter alia, Virgin Media Inc. as Ultimate Parent, Virgin Media Finance PLC as Parent, Virgin Media Investment Holdings Limited, Virgin Media Limited, Virgin Media Wholesale Limited, VMIH Sub Limited and Virgin Media SFA Finance Limited as Original Borrowers, BNP Paribas London Branch and Deutsche Bank AG, London Branch as Global Coordinators and Physical Bookrunners, BNP Paribas London Branch, Deutsche Bank AG, London Branch, Crédit Agricole Corporate and Investment Bank, GE Corporate Finance Bank SAS, Goldman Sachs International, J.P. Morgan PLC, Lloyds TSB Corporate Markets, Merrill Lynch International, The Royal Bank of Scotland plc and UBS Limited as Bookrunners and Mandated Lead Arrangers, Deutsche Bank AG, London Branch as Facility Agent, Deutsche Bank AG, London Branch as Security Trustee and the financial and other institutions named in it as Lenders. Terms defined in the Facilities Agreement shall have the same meanings in this Certificate.

I, [name], a Director of [name of Obligor] of [address] (the “Company”)

CERTIFY without personal liability, that:

(a)                                  [attached to this Certificate marked “A” are true, correct, complete and up-to-date copies of all documents which contain or establish or relate to the constitution of the Company/;] / [the Company has not amended any of its constitutional documents in a manner which could be reasonably expected to be materially adverse to the interests of the Lenders since the date such documents were last delivered to the Facility Agent];

(b)                                 attached to this Certificate marked [“A”/“B”] is a true, correct and complete copy of [resolutions duly passed] at a meeting of the Board of Directors duly convened and held on [•] or the equivalent thereof passed as a written resolution of the Company approving the Relevant Finance Documents to which the Company is a party and authorising their execution, signature, delivery and performance and such resolutions have not been amended, modified or revoked and are in full force and effect; and

(c)                                  the incurrence of the indebtedness under the Additional Facility by the Company will not breach any borrowing, guaranteeing or other indebtedness limit to which the Company is subject

(d)                                 the following signatures are the true signatures of the persons who have been authorised to sign any necessary documents on behalf of the Company and to give notices and communications (including Utilisation Requests), under or in connection with the Relevant Finance Documents on behalf of the Company.

Name	Position	Signature

[•]	[•]	[•]

Signed:
Director/Secretary

Date:  [•]

I, [name], a Director of [name of Obligor] (the [“Company”]), certify that the persons whose names and signatures are set out above are duly appointed [•] of the Company and that the signatures of each of them above are their respective signatures.

Signed:
Director/Secretary

Date:  [•]